UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ares Real Estate Income Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P93083-LTR WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO VOTE PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Juno Winter Park — FL Ares Real Estate Income Trust Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Real Estate Income Trust meeting, which will be held on June 25, 2025. Enclosed are the proxy materials, which describe the proxy proposals in detail. Please review them carefully. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or ;visit our website at Sincerely, David A. Roth Chairman of the Board of Directors https://areswmsresources.com/investment-solutions/areit/proxy/. WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO VOTE PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Juno Winter Park — FL Ares Real Estate Income Trust Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Real Estate Income Trust meeting, which will be held on July 3, 2024. Enclosed are the proxy materials, which describe the proxy proposals in detail. Please review them carefully. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or ;visit our website at Sincerely, David A. Roth Chairman of the Board of Directors https://areswmsresources.com/investment-solutions/areit/proxy/. Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Real Estate Income Trust meeting, which will be held on June 25, 2025. Enclosed are the proxy materials, which describe the proxy proposals in detail. Please review them carefully. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://www.areswms.com/investors/proxy/ares-real-estate-income-trust-proxy. Sincerely, David A. Roth Chairman of the Board of Directors WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO VOTE PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Juno Winter Park — FL Ares Real Estate Income Trust Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Real Estate Income Trust meeting, which will be held on June 25, 2025. Enclosed are the proxy materials, which describe the proxy proposals in detail. Please review them carefully. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or ;visit our website at Sincerely, David A. Roth Chairman of the Board of Directors https://areswmsresources.com/investment-solutions/areit/proxy/. WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO VOTE PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Juno Winter Park — FL Ares Real Estate Income Trust Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Real Estate Income Trust meeting, which will be held on July 3, 2024. Enclosed are the proxy materials, which describe the proxy proposals in detail. Please review them carefully. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or ;visit our website at Sincerely, David A. Roth Chairman of the Board of Directors https://areswmsresources.com/investment-solutions/areit/proxy/.

BE THE VOTE THAT COUNTS! VOTE YOUR SHARES TODAY! Juno Winter Park — FL GO VOTE Ares Real Estate Income Trust P10186-EPB

Ares Real Estate Income Trust THREE WAYS TO VOTE 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL Your Vote Is Important – Vote Your Shares Today! The Annual Shareholder Meeting will be held on June 25, 2025. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number.

VOTE NOW! Vote Online at www.proxyvote.com Vote by Phone at: 1-800-690-6903 YOUR VOTE MATTERS! VOTE YOUR SHARES TODAY! Ares Real Estate Income Trust Juno Winter Park — FL P10186-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. DOCUMENT ID 2/23 For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

VOTE NOW! Vote Online at www.proxyvote.com YOUR VOTE MATTERS! VOTE YOUR SHARES TODAY! R90694-EPR Ares Real Estate Income Trust The Daley — DC Vote by Phone at: 1-800-690-6903

Your Vote Is Missing! Vote Your Shares Today! The Annual Shareholder Meeting will be held on June 25, 2025. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. Ares Real Estate Income Trust WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. THREE WAYS TO VOTE